Preferred Stock	12 Months Ended
Dec. 31, 2014
Class Of Stock Disclosures [Abstract]
Preferred Stock And Other Capital [Text Block]

Note 12 –Preferred Stock

FHN Preferred Stock

On January 31, 2013, FHN issued 1,000 shares having an aggregate liquidation preference of $100 million of Non-Cumulative Perpetual Preferred Stock, Series A for net proceeds of approximately $96 million. Dividends on the Series A Preferred Stock, if declared, accrue and are payable quarterly, in arrears, at a rate of 6.20 percent per annum. For the issuance, FHN issued depositary shares, each of which represents a 1/4000th fractional ownership interest in a share of FHN’s preferred stock. These securities qualify as Tier 1 capital.

Subsidiary Preferred Stock

In 2000 FT Real Estate Securities Company, Inc. (“FTRESC”), an indirect subsidiary of FHN, issued 50 shares of 9.50 percent Cumulative Preferred Stock, Class B (“Class B Preferred Shares”), with a liquidation preference of $1.0 million per share; of those, 47 shares were issued to nonaffiliates. These securities qualify as Tier 2 capital and are presented in the Consolidated Statements of Condition as Term borrowings. FTRESC is a real estate investment trust (“REIT”) established for the purpose of acquiring, holding, and managing real estate mortgage assets. Dividends on the Class B Preferred Shares are cumulative and are payable semi-annually.

The Class B Preferred Shares are mandatorily redeemable on March 31, 2031, and redeemable at the discretion of FTRESC in the event that the Class B Preferred Shares cannot be accounted for as Tier 2 regulatory capital or there is more than an insubstantial risk that dividends paid with respect to the Class B Preferred Shares will not be fully deductible for tax purposes. They are not subject to any sinking fund and are not convertible into any other securities of FTRESC, FHN, or any of its subsidiaries. The shares are, however, automatically exchanged at the direction of the Office of the Comptroller of the Currency for preferred stock of FTBNA, having substantially the same terms as the Class B Preferred Shares in the event FTBNA becomes undercapitalized, insolvent, or in danger of becoming undercapitalized.

FTRESC also has outstanding Cumulative Perpetual Preferred Stock, Class A, which has been recognized as Noncontrolling interest on the Consolidated Statements of Condition, along with Class B Cumulative Perpetual Preferred Stock issued by First Horizon Preferred Funding, Inc. and First Horizon Preferred Funding II, Inc. Other preferred shares are outstanding but are owned by FHN subsidiaries and are eliminated in consolidation. For all periods presented, the aggregate amount included within Noncontrolling interest related to preferred shares issued from these subsidiaries was $.3 million. On January 1, 2013, First Horizon Preferred Funding III, Inc. issued $.1 million of Cumulative Perpetual Preferred Stock, Class A, which is attributable to the noncontrolling interest-holders. During 2013, in connection with the acquisition of MNB, FHN obtained a controlling interest in a subsidiary of MNB which had issued Cumulative Perpetual Preferred Stock, Class A. This $.2 million non-controlling interest is now considered to be issued by First Horizon Preferred Lending IV, Inc.

In 2005 FTBNA issued 300,000 shares of Class A Non-Cumulative Perpetual Preferred Stock (“Class A Preferred Stock”) with a liquidation preference of $1,000 per share. Dividends on the Class A Preferred Stock, if declared, accrue and are payable each quarter, in arrears, at a floating rate equal to the greater of the three month LIBOR rate plus .85 percent or 3.75 percent per annum. These securities qualify as Tier 1 capital. On December 31, 2014 and 2013, $294.8 million of Class A Preferred Stock was recognized as Noncontrolling interest on the Consolidated Statements of Condition.